Sub-Item 77Q1(e)

Copies of any new or amended Registrant investment advisory contracts:

Investment Sub-Advisory Agreement with Shenkman Capital Management, Inc., for the JPMorgan Access Funds,
dated March 28, 2011. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 28, 2011 (Accession Number 0001193125-11-115332).